UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 20, 2004
                        (Date of earliest event reported)


                             HAUPPAUGE DIGITAL, INC.
               (Exact Name of Registrant as specified in charter)


        Delaware                      I-13559             11-3227864
----------------------------   ------------------------  -------------
(State or Other Jurisdiction   (Commission File Number)  (IRS Employer
of Incorporation)                                         Identification Number)


                       91 Cabot Court, Hauppauge, NY 11788
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (631) 434-1600
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          Check the  appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       ____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.     Departure  of  Directors  or  Principal  Officers;   Election  of
               Directors; Appointment of Principal Officers

               On August 20, 2004, Dean Ciriell  resigned as President and Chief
               Operating  Officer  Hauppauge  Digital,   Inc.  (the  "Company"),
               effective September 3, 2004.

               On August 24, 2004, the Company issued a press release announcing Mr. Cirielli's resignation. A copy of this release is furnished as Exhibit 99.1 to this Report.

Item 9.01.     Financial Statements and Exhibits

   (c)         Exhibits
               --------

               99.1 Press Release, dated August 24, 2004, issued by Hauppauge Digital, Inc.

                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   HAUPPAUGE DIGITAL, INC.
Date: August 24,2004

                                                   /s/ Gerald Tucciarone
                                                   ---------------------
                                                   Gerald Tucciarone
                                                   Chief Financial Officer